Exhibit 99.1

Netcapital Acquires Iverson Design Assets and Proprietary AI Design Technology Suite

Accelerates Transformation into Tokenization and Digital Asset Platform

BOSTON, MA – January 6, 2026 – Netcapital Inc. (NASDAQ: NCPL, NCPLW), a digital private capital markets ecosystem, today announced the acquisition of the assets of Iverson Design, LLC, a creative studio and developer of AI-powered design and visualization tools.

Led by multimedia and AI designer Michael Iverson, the studio develops motion graphics, 3D product visualization, investor presentations, and immersive digital experiences.

As part of the transaction, Michael Iverson joins Netcapital as Chief Design Director and Head of AI Experience. Under the agreement, Netcapital acquired Iverson Design’s full intellectual property portfolio, including its proprietary suite of AI-driven design, animation, and real-time rendering technologies. As consideration for the purchased assets, Netcapital issued 980,000 shares of its common stock.

“As part of the company’s transition to tokenization and digital asset offerings, we are excited to bring Michael and his AI design capabilities in-house,” said Rich Wheeless, CEO of Netcapital.

“Tokenizing investments in private companies represents a new opportunity, but only if everyday investors and issuers can quickly grasp the value. This acquisition puts Netcapital in a position to deliver an approachable and visually stunning tokenization experience in the market.”

Michael Iverson commented, “I’ve spent my career using design and AI to make the impossible feel simple and exciting. Partnering with Netcapital lets us apply that same approach to tokenization, turning fractional ownership of businesses, new technologies, and creative projects into something people can see, feel, and easily understand.”

Potential transaction benefits:

●	AI-assisted design workflows and internal toolsets intended to shorten turnaround time for motion graphics, 2D/3D content, and investor materials

●	A narrative-driven approach to explaining tokenization and digital asset concepts, aimed at making complex financial and technical topics easier for issuers and everyday investors to understand

●	3D visualization and real-time rendering capabilities designed to showcase tokenized real-world assets and bring issuer stories to life across digital experiences

●	A reusable library of design files, motion assets, and presentation templates intended to accelerate consistent, high-quality investor-facing content across the Netcapital ecosystem

About Netcapital Inc.

Netcapital Inc. is a fintech company with a scalable technology platform that allows private companies to raise capital online and provides private equity investment opportunities to investors. The Company’s funding portal, Netcapital Funding Portal, Inc. is registered with the U.S. Securities & Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA), a registered national securities association. The Company’s broker-dealer, Netcapital Securities Inc., is also registered with the SEC and is a member of FINRA.

Forward Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Contact

800-460-0815

ir@netcapital.com